Exhibit 10.6

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amended and Restated Registration Rights Agreement”) is entered into as of [●], 2020, by and among HL Acquisitions Corp., a British Virgin Islands company (“HL”), Fusion Fuel Green PLC, a public limited company incorporated in Ireland (“Parent”), the Fusion Fuel Shareholders (as defined below), the individuals and entities listed under HL Investors on the signature pages hereto (each, an “HL Investor” and collectively, the “HL Investors”), the individuals and entities listed under HL Affiliates on the signature pages hereto (each, an “HL Affiliate” and collectively, the “HL Affiliates”), EarlyBirdCapital, Inc. (“EBC”) and the designees of EBC listed under EBC Designees on the signature pages hereto (collectively, the “EBC Designees”) and António Augusto Gutierrez Sá da Costa (together with the Fusion Fuel Shareholders, HL Investors, the HL Affiliates EBC and the EBC Designees, the “Investors” and each an “Investor”), amends and restates in its entirety that certain Registration Rights Agreement by and among HL and the HL Investors dated June 27, 2018 (“Prior Agreement”)

WHEREAS, the Prior Agreement provides for certain rights of registration of the securities of HL held by the Investors;

WHEREAS, HL has entered into a Business Combination Agreement, dated as of June 6, 2020 (as amended and restated on August 25, 2020, and as may be further amended from time to time, the “Business Combination Agreement”), with Parent, Fusion Fuel Atlantic Limited, a British Virgin Islands business company and wholly owned subsidiary of Parent (“Merger Sub”), Fusion Welcome – Fuel, S.A., a public limited company domiciled in Portugal, sociedade anónima (“Fusion Fuel”), and the shareholders of Fusion Fuel (“Fusion Fuel Shareholders”) and, as a result of the transactions contemplated by the Business Combination Agreement, among other things, (i) each outstanding ordinary share of HL will be converted into one Class A ordinary share of Parent (“Parent Class A Ordinary Shares”) except that holders of HL ordinary shares sold in HL’s initial public offering will be entitled to elect instead to receive a pro rata portion of HL’s trust account, as provided in HL’s amended and restated memorandum and articles of association (“M&A”), (ii) each outstanding right of HL will be exchanged for one-tenth of one ordinary share of HL immediately prior to the effective time of the Merger (as defined in the Business Combination Agreement), and each such ordinary share of HL will be converted into one Parent Class A Ordinary Share, (iii) each outstanding warrant of HL will remain outstanding and will be automatically adjusted to entitle the holder to purchase one Parent Class A Ordinary Share at a price of $11.50 per share (“HL Parent Warrant”); (iv) Parent will privately issue to the Fusion Fuel Shareholders (a) 2,125,000 Class B ordinary shares of Parent (“Class B Ordinary Shares”), each such Class B Ordinary Share to be convertible at any time into one Parent Class A Ordinary Share at the option of the holder and all outstanding Class B Ordinary Shares to be automatically converted into an equal number of Parent Class A Ordinary Shares on December 31, 2023, (b) warrants to purchase 2,125,000 Parent Class A Ordinary Shares (the “FF Parent Warrants”), and (c) the right to receive upon achievement of certain milestones 1,137,000 Parent Class A Ordinary Shares (the “Contingent Class A Ordinary Shares”) and warrants to purchase 1,137,000 Parent Class A Ordinary Shares (the “Contingent FF Parent Warrants”);

WHEREAS, pursuant to Section 1.6 of the Business Combination Agreement, certain of the Investors have agreed to the forfeiture and cancellation of an aggregate of 125,000 ordinary shares of HL and 125,000 warrants of HL (“Forfeited Securities”);

WHEREAS, pursuant to Section 1.3(d) of the Business Combination Agreement, EBC, on behalf of itself and the EBC Designees, has agreed to exchange outstanding purchase options of HL for an aggregate of 50,000 ordinary shares of HL, which ordinary shares of HL shall be converted into an equal number of Parent Class A Ordinary Shares (“UPO Shares”);

WHEREAS, pursuant to Section 8.22 of the Business Combination Agreement, HL, Parent and Fusion Fuel agreed to amend the Prior Agreement such that, after giving effect to the transactions contemplated by the Business Combination Agreement and the forfeiture of the Forfeited Securities, the Parent securities held by the Investors (other than the Forfeited Securities) shall bear the same registration rights as currently held by the HL Investors party to the Prior Agreement;

WHEREAS, HL, Parent, and the Investors desire to amend and restate the Prior Agreement as set forth in this Amended and Restated Registration Rights Agreement;

WHEREAS, each of the parties to the Prior Agreement is a signatory to this Amended and Restated Registration Rights Agreement, satisfying the requirements for amendments as set forth in Section 6.7 of the Prior Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CERTAIN DEFINITIONS. The following capitalized terms used herein have the following meanings:

“As-Converted Basis” means as of any date of determination, (a) with respect to the Parent Class A Ordinary Shares, all issued and outstanding Parent Class A Ordinary Shares, (b) with respect to the Class B Ordinary Shares, the number of Parent Class A Ordinary Shares issuable upon the conversion thereof, (c) with respect to any of the HL Parent Warrants, FF Parent Warrants, or Contingent FF Parent Warrants, the number of Parent Class A Ordinary Shares issuable upon the exercise thereof, or (d) with respect to any other type, class, or series of securities, all Parent Class A Ordinary Shares issuable upon the exercise or conversion thereof as of such date, whether or not exercisable or convertible at such time.

“Closing” means the closing of the Business Combination Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Director Shares” means the Parent Class A Ordinary Shares granted to Jeffrey Schwarz, Rune Magnus Lundetrae, António Augusto Gutierrez Sá da Costa and Alla Jezmir (the “Directors”) as compensation for their service as a director of Parent, which Director Shares are subject to the transfer restrictions as set forth in the Director Agreement entered into by Parent and such Investors.

“Escrow Shares” means the Parent Class A Ordinary Shares owned by the HL Investors and held in escrow pursuant to that certain Amended and Restated Stock Escrow Agreement dated on or about the date hereof by and among HL, Parent, the HL Investors, Continental Stock Transfer & Trust Company, and the other parties thereto.

“Fusion Fuel Securities” means (i) all of the FF Parent Warrants, (ii) all of the Parent Class A Ordinary Shares issuable upon the exercise of the FF Parent Warrants, (iii) all of the Parent Class A Ordinary Shares issued or issuable upon the conversion of Class B Ordinary Shares, (iii) all of the Contingent Class A Ordinary Shares, (iv) all of the Contingent FF Parent Warrants, and (v) all of the Parent Class A Ordinary Shares issuable upon the exercise of Contingent FF Parent Warrants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“HL Securities” means (i) all of the Parent Class A Ordinary Shares issued to the HL Affiliates, EBC, and the EBC Designees, including the Escrow Shares, (ii) all of the HL Parent Warrants held by the HL Affiliates, including the HL Parent Warrants held by any HL Affiliates following the automatic adjustment of certain outstanding warrants of HL created upon conversion of convertible working capital loans made by an HL Affiliate to HL prior to the Closing, and (iii) all of the Parent Class A Ordinary Shares underlying all HL Parent Warrants (which, for the avoidance of doubt, includes HL Parent Warrants held by the HL Investors and HL Affiliates).

“Lockup Expiration Date” means the date that is the one-year anniversary of the Closing of the Business Combination Agreement.

“PIPE Investors” means those certain investors who entered into subscription agreements with the Parent, dated on or around August 25, 2020, for the purchase of Parent Class A Ordinary Shares in the aggregate amount of $25,112,500.

“PIPE Registration Statement” means a Registration Statement to be filed within thirty (30) days of the closing of the Business Combination Agreement as contemplated by those certain subscription agreements between the Parent and the PIPE Investors.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (i) the HL Securities, (ii) the UPO Shares, (iii) the Fusion Fuel Securities and (iv) Director Shares, in each case beneficially owned or held by the Investors. Registrable Securities include any warrants, units, shares of capital stock or other securities of Parent issued as a dividend or other distribution with respect to or in exchange for or in replacement of the securities listed in items (i) through (iv) of the previous sentence (and underlying securities). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (x) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of them shall not require registration under the Securities Act; (y) such securities shall have ceased to be outstanding, or (z) the Registrable Securities are freely saleable under Rule 144 under the Securities Act without volume limitations.

“Registration Statement” means a registration statement filed by Parent with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Release Date” means the date on which the Escrow Shares are disbursed from escrow pursuant to Section 3 of that certain Amended and Restated Stock Escrow Agreement dated on or about the date hereof by and among HL, Parent, the Investors and Continental Stock Transfer & Trust Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Triggering Date” means (i) with respect to the Escrow Shares, the date falling three months prior to the Release Date; (ii) with respect to the Director Shares, the date that the transfer restrictions lapse with respect to such Director Shares; (iii) with respect to the Fusion Fuel Securities, the Lockup Expiration Date, and (iv) with respect to all other Registrable Securities, the date hereof.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time on or after the Triggering Date, the holders of a majority-in-interest of all the outstanding Registrable Securities held by any of (i) the HL Investors, EBC, and the EBC Designees in respect of the Registrable Securities held by them, (ii) the Fusion Fuel Shareholders in respect of the Registrable Securities held by them, or (iii) the Directors in respect of the Registrable Securities held by them, as the case may be (but not including Escrow Shares to the extent the Release Date has not occurred, the Fusion Fuel Securities to the extent the Lockup Expiration Date has not occurred, the Director Shares to the extent any contractual transfer restrictions other than restrictions imposed by securities laws have not lapsed, or the UPO Shares, which are covered by Section 2.1.2), may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the type and number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. Within ten (10) days of Parent’s receipt of the Demand Registration, Parent will notify all holders of Registrable Securities of the demand (including the holders of the UPO Shares), and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration for which the applicable Triggering Date has passed (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify Parent within ten (10) days after the receipt by the holder of the notice from Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.5 and the provisos set forth in Section 3.1.1. Parent shall not be obligated to effect more than an aggregate of two (2) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities.

2.1.2 UPO Shares Request for Registration. At any time and from time to time on or after the Triggering Date, the holders of a majority-in-interest of the UPO Shares may make a written demand for registration under the Securities Act of all or part of their UPO Shares (a “UPO Demand Registration”). Any demand for a UPO Demand Registration shall specify the number of UPO Shares proposed to be sold and the intended method(s) of distribution thereof. Within ten (10) days of Parent’s receipt of the UPO Demand Registration, Parent will notify all holders of Registrable Securities of the demand and each Demanding Holder shall notify Parent of its wish to include all or a portion of such holder’s Registrable Securities in the UPO Demand Registration within fifteen (15) days after the receipt by the holder of the notice from Parent. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the UPO Demand Registration, subject to Section 2.1.5 and the provisos set forth in Section 3.1.1. Parent shall not be obligated to effect more than an aggregate of one (1) UPO Demand Registration under this Section 2.1.2 in respect of all UPO Shares.

2.1.3 Effective Registration. A registration will not count as a Demand Registration or a UPO Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration or UPO Demand Registration has been declared effective and Parent has complied with all of its obligations under this Amended and Restated Registration Rights Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration or UPO Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration or UPO Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders, on an As-Converted Basis, thereafter affirmatively elect to continue the offering and notify Parent in writing, but in no event later than five (5) days of such election; provided, further, that Parent shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or UPO Demand Registration or is terminated.

2.1.4 Underwritten Offering. If a majority-in-interest of the Demanding Holders, on an As-Converted Basis, so elect and such holders so advise Parent as part of their written demand for a Demand Registration or UPO Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration or UPO Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration or UPO Demand Registration, as applicable, on an As-Converted Basis.

2.1.5 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration or UPO Demand Registration that is to be an underwritten offering advises Parent and the Demanding Holders in writing that the dollar amount or number of any Registrable Securities which the Demanding Holders desire to sell, taken together with all other Parent securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of Parent who desire to sell (the “Outside Registrable Securities” and together with the Registrable Securities, the “Offering Securities”) and together with Parent Class A Ordinary Shares, warrants of Parent, or other equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, which Parent desires to sell for its own account and/or for shareholders of Parent for their account(s) (the “Parent Offering Securities”), exceeds the maximum dollar amount or maximum number of shares, warrants and/or other securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then Parent shall include in such registration: (i) first, the amount of Offering Securities that can be sold without exceeding the Maximum Number of Securities, such that the number of each type, series or class of Offering Security registrable by a holder in a Demand Registration or UPO Demand Registration shall be determined on a pro rata basis in respect of the total number of the same type, series or class of Offering Security requested be included in such registration (such proportion is referred to herein as “Pro Rata”); and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Parent Offering Securities that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Withdrawal. If a majority-in-interest of the Demanding Holders, on an As-Converted Basis, disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to Parent and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders, on an As-Converted Basis, withdraws from a proposed offering relating to a Demand Registration or UPO Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.1 or 2.1.2, as applicable.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time on or after the Closing Parent proposes to file a Registration Statement under the Securities Act with respect to an offering of Parent Offering Securities (including, without limitation, pursuant to Section 2.1 and the PIPE Registration Statement), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Parent’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Parent or (iv) for a dividend reinvestment plan, then Parent shall (x) give written notice of such proposed filing to the holders of all Registrable Securities (but in each case only if such offering is proposed to be made after the applicable Triggering Date), as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). Parent shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of Parent and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Parent and the holders of Registrable Securities in writing that the dollar amount or number of Parent Offering Securities, taken together with the Outside Registrable Securities, the Registrable Securities as to which registration has been requested under this Section 2.2 (the “Piggy-Back Registrable Securities”), and the Parent securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of Parent (the “Outside Piggy-Back Registrable Securities”), exceeds the Maximum Number of Securities, then Parent shall include in any such registration:

(a)       If the registration is undertaken for Parent’s account: (i) the Parent Offering Securities that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Piggy-Back Registrable Securities as to which registration has been requested, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Outside Piggy-Back Registrable Securities as to which registration has been requested, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and

(b)       If the registration is a “demand” registration undertaken at the demand of holders of Outside Registrable Securities, (i) first, the Outside Registrable Securities that can be sold without exceeding the Maximum Number of securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Piggy-Back Registrable Securities as to which registration has been requested, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Outside Piggy-Back Registrable Securities, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), and (iii), Parent Offering Securities.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to Parent of such request to withdraw prior to the effectiveness of the Registration Statement. Parent (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, Parent shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.2.4 Unlimited Piggy Back Registration Rights. For purposes of clarity, any registration effected pursuant to Section 2.2 hereof shall not be counted as a Demand Registration or UPO Demand Registration effected under Section 2.1 hereof.

2.3 Registrations on Form F-3. The holders of Registrable Securities may at any time and from time to time after the applicable Triggering Date, request in writing that Parent register the resale of any or all of such Registrable Securities on Form F-3 or any similar short-form registration which may be available at such time (“Form F-3”); provided, however, that Parent shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, Parent shall promptly give written notice of the proposed registration to all other holders of Registrable Securities, and each Demanding Holder shall notify Parent of its wish to include all or a portion of such holder’s Registrable Securities in such Form F-3 within ten (10) days after the receipt by the holder of the notice from Parent, and, as soon as practicable thereafter, but not more than twelve (12) days after Parent’s initial receipt of such written request for a registration, Parent shall effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of Parent, if any, of any other holder or holders joining in such request; provided, however, that Parent shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form F-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of Parent entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations or UPO Demand Registration effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever Parent is required to effect the registration of any Registrable Securities pursuant to Section 2, Parent shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. Parent shall use its best efforts to, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration or UPO Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which Parent then qualifies or which counsel for Parent shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that Parent shall have the right to defer any Demand Registration or UPO Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if Parent shall furnish to the holders a certificate signed by the Chairman of the Board of Directors or President of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be materially detrimental to Parent and its shareholders for such Registration Statement to be effected at such time; provided further, however, that Parent shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration or UPO Demand Registration hereunder.

3.1.2 Copies. Parent shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. Parent shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, Parent shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and Parent shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, Parent shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and Parent shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

3.1.5 Securities Laws Compliance. Parent shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities or securities exchanges, including the Nasdaq Capital Market, as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Parent shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. Parent shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except as reasonably requested by the Underwriters and, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of Parent, the principal financial officer of Parent, the principal accounting officer of Parent and all other officers and members of the management of Parent shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. Parent shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of Parent, as shall be necessary to enable them to exercise their due diligence responsibility, and cause Parent’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. Parent shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to Parent delivered to any Underwriter and (ii) any comfort letter from Parent’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, Parent shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to Parent to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. Parent shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. Parent shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by Parent are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration, on an As-Converted Basis.

3.1.12. Transfer Agent. Parent shall provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of the registration statement.

3.1.13. Misstatements. Parent shall notify the Investors at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or an omission to state a material fact required to be stated in a registration statement or prospectus, or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (a “Misstatement”), and then to correct such Misstatement.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form F-3 pursuant to Section 2.3 hereof, upon any suspension by Parent, pursuant to a written insider trading compliance program adopted by Parent’s Board of Directors, of the ability of all “insiders” covered by such program to transact in Parent’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in Parent’s securities is removed, as applicable, and, if so directed by Parent, each such holder will deliver to Parent all written copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. Parent shall bear all costs and expenses incurred in connection with any Demand Registration or UPO Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form F-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Amended and Restated Registration Rights Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and fees of any securities exchange on which the Parent Class A Ordinary Shares, HL Parent Warrants and/or FF Parent Warrants are then listed; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel of the Underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) Parent’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for Parent and fees and expenses for independent certified public accountants retained by Parent (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by Parent in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. Parent shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and Parent shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by Parent, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with Parent’s obligation to comply with federal and applicable state securities laws.

3.5 Requirements for Participation in Underwritten Offerings. No person may participate in any underwritten offering for equity securities of Parent pursuant to a registration initiated by Parent hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by Parent and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.6 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from Parent that a registration statement or prospectus contains a Misstatement, each of the holders of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that Parent hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by Parent that the use of the prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any registration at any time would require Parent to make an Adverse Disclosure (as defined below) or would require the inclusion in such Registration Statement of financial statements that are unavailable to Parent for reasons beyond Parent’s control, Parent may, upon giving prompt written notice of such action to the holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by Parent to be necessary for such purpose. In the event Parent exercises its rights under the preceding sentence, the Investors agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any registration in connection with any sale or offer to sell Registrable Securities. Parent shall immediately notify the Investors of the expiration of any period during which it exercised its rights under this Section 3.6. As used herein, “Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of Parent, after consultation with counsel to Parent, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) Parent has a bona fide business purpose for not making such information public.

3.7 Reporting Obligations. As long as any Investor shall own Registrable Securities, Parent, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Parent after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Investors with true and complete copies of all such filings. Parent will be deemed to have furnished the Investors with copies of such filings upon the appearance of such filings on EDGAR and Parent’s website. Parent further covenants that it shall take such further action as any Investor may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities held by such Investor without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Investor, Parent shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with such requirements.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by Parent. Subject to the Irish Companies Act of 2014, in particular and without limitation, Section 82 thereunder, Parent agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or any rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any such registration; and Parent shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise; provided, however, that Parent will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to Parent, in writing, by such selling holder expressly for use therein. Parent also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Subject to the limitations set forth under Section 4.4.3 hereof, each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Amended and Restated Registration Rights Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless Parent, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to Parent by such selling holder expressly for use therein, and shall reimburse Parent, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder. Each selling holder of Registrable Securities shall indemnify any Underwriter of the Registrable Securities, the Underwriter’s officers, affiliates, directors, partners, members, and agents, and each person who controls such Underwriter to the same extent as provided herein with respect to Parent.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to any action shall be entitled to contribution in such action from any person who was not guilty of such fraudulent misrepresentation.

4.5 Survival. The indemnification provided for under this Amended and Restated Registration Rights Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

5. RULE 144. Parent covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Other Registration Rights. Except for the registration rights granted to the PIPE investors under each of their respective subscription agreements, dated on or around August 25, 2020, Parent represents and warrants that no person other than the holders of the Registrable Securities has any right to require Parent to register any shares of Parent’s capital stock for sale or to include shares of Parent’s capital stock in any registration filed by Parent for the sale of shares of capital stock for its own account or for the account of any other person. Further, except with respect to the registration rights granted to the PIPE Investors, Parent represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Amended and Restated Registration Rights Agreement, the terms of this Amended and Restated Registration Rights Agreement shall prevail.

6.2 Assignment; No Third Party Beneficiaries. This Amended and Restated Registration Rights Agreement and the rights, duties and obligations of Parent hereunder may not be assigned or delegated by Parent in whole or in part. This Amended and Restated Registration Rights Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Amended and Restated Registration Rights Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Amended and Restated Registration Rights Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2. No assignment by any party hereto of such party’s rights, duties, and obligations hereunder shall be binding upon or obligate Parent unless and until Parent shall have received (i) written notice of such assignment and (ii) the written assignment of the assignee, in a form reasonably satisfactory to Parent, to be bound by the terms and provisions of this Amended and Restated Registration Rights Agreement (which may be accomplished by an addendum or certificate of joinder to this Amended and Restated Registration Rights Agreement).

6.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Amended and Restated Registration Rights Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To Parent, to:

Fusion Fuel Green PLC
10 Earlsfort Terrace
Dublin 2, D02 T380, Ireland
Attention: Frederico Figueira de Chaves, Chief Financial Officer
Email: frederico@keyfh.com

with a copy, which shall not constitute notice, to:

Arthur Cox

10 Earlsfort Terrace
Dublin 2, D02 T380, Ireland

Attn: Connor Manning, Esq.

Email: connor.manning@arthurcox.com

and

Feinberg Hanson LLP

855 Boylston Street, 8th Floor

Boston, MA 02116

Attn: David H. Feinberg, Esq.

Email: dfeinberg@feinberghanson.com

If to the Fusion Fuel Shareholders:

Fusion Welcome, S.A.

Ex-Siemens Facilities

Rua da Fabrica, S/N, Sabugo

2715-376, Almargem do Bispo

Portugal

Attn: Frederico Figueira de Chaves

Email: frederico@keyfh.com

with a copy, which shall not constitute notice, to:

Feinberg Hanson LLP

855 Boylston Street, 8th Floor

Boston, MA 02116

Attn: David H. Feinberg, Esq.

Email: dfeinberg@feinberghanson.com

If to the HL Investors, to:

Jeffrey Schwarz

c/o Metropolitan Capital Advisors, Inc.

499 Park Avenue, 12th Floor

New York, NY 10022

Email: jschwarz@metrocap.com

with a copy, which shall not constitute notice, to:

Graubard Miller

The Chrysler Building

405 Lexington Ave, 11th Floor

New York, NY 10174

Attn: David Alan Miller, Esq. / Jeffrey M. Gallant, Esq.

Email: dmiller@graubard.com / jgallant@graubard.com

If to EBC or an EBC Designee, to:

EarlyBirdCapital, Inc.

366 Madison Avenue

New York, NY 10017

Attn: Steven Levine, CEO

Email: slevine@ebcap.com

with a copy, which shall not constitute notice, to:

Graubard Miller

The Chrysler Building

405 Lexington Ave, 11th Floor

New York, NY 10174

Attn: David Alan Miller, Esq. / Jeffrey M. Gallant, Esq.

6.4 Severability. This Amended and Restated Registration Rights Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amended and Restated Registration Rights Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amended and Restated Registration Rights Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5 Counterparts. This Amended and Restated Registration Rights Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of a signed counterpart of this Amended and Restated Registration Rights Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

6.6 Entire Agreement. This Amended and Restated Registration Rights Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.7 Modifications and Amendments. Upon the written consent of Parent and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities, on an As-Converted Basis, at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Amended and Restated Registration Rights Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one holder of Registrable Securities or group of holders of Registrable Securities, solely in its or their capacity(ies) as a holder(s) of Registrable Securities, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder(s) so affected; for the sake of clarity and by way of example, any such amendment or waiver that adversely affects the Fusion Fuel Shareholders in a manner that is materially different from the other holders of Registrable Securities shall require the consent of the holders of a majority in interest of the Fusion Fuel Securities, on an As-Converted Basis. No course of dealing between any holders of Registrable Securities or Parent and any other party hereto or any failure or delay on the part of a holder of Registrable Securities or Parent in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any holder of Registrable Securities or Parent. No single or partial exercise of any rights or remedies under this Amended and Restated Registration Rights Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.8 Titles and Headings. Titles and headings of sections of this Amended and Restated Registration Rights Agreement are for convenience only and shall not affect the construction of any provision of this Amended and Restated Registration Rights Agreement.

6.9 Waivers and Extensions. Any party to this Amended and Restated Registration Rights Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Amended and Restated Registration Rights Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.10 Remedies Cumulative. In the event that Parent fails to observe or perform any covenant or agreement to be observed or performed under this Amended and Restated Registration Rights Agreement, the Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Amended and Restated Registration Rights Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Amended and Restated Registration Rights Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Amended and Restated Registration Rights Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Amended and Restated Registration Rights Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11 Governing Law. This Amended and Restated Registration Rights Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. Parent and each Investor irrevocably submits to the nonexclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Amended and Restated Registration Rights Agreement. Parent and each Investor irrevocably waives, to the fullest extent permitted by law, any objection that he, she, or it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

6.12 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this AMENDED AND RESTATED REGISTRATION RIGHTS Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HL HL ACQUISITIONS CORP.

By:
Name: Jeffrey E. Schwarz
Title: Chief Executive Officer

PARENT FUSION FUEL GREEN PLC

By:
Name: Frederico Figueira de Chaves
Title: Chief Executive Officer

FUSION FUEL SHAREHOLDERS

FUSION WELCOME, S.A.

By:
Name:	João Teixeira Wahnon
Title:	Director

FALCFIVE, LDA

By:
Name:	Vicente Falcão e Cunha
Title:	Director

NUMBERBUBBLE, S.A.

By:
Name:	João Teixeira Wahnon
Title:	Director

MAGNO EFEITO, S.A.

By:
Name:	Jaime Silva
Title:	Director

KEY FAMILY HOLDING INVESTIMENTOS E
CONSULTORIA DE GESTAO, LDA

By:
Name: Frederico Figueira de Chaves
Title: Director

HL AFFILIATES:

Jeffrey Schwarz

Wendy Schwarz

Joel Greenblatt

Jonathan Guss

Stephanie Guss

Greg Drechsler

Rune Magnus Lundetrae

LUNDE3 HOLDING AS

By:
Name: Rune Magnus Lundetrae
Title: Director

Ajay Khandelwal

HL INVESTORS:

Karen Finerman

Craig Effron

Curtis Schenker

Benjamin Schwarz

JEFFREY SCHWARZ CHILDREN’S TRUST

By:
Name: Craig Frank
Title: Trustee

STERN YOI LIMITED PARTNERSHIP

By:
Name: Yoav Stern
Title:

Alla Jezmir

EBC DESIGNEES:

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

Michael Powell

Edward Kovary

Marc Van Tricht

Gregory Stoupnitzky

Robert Gladstone

Mauro Conijeski

Eileen Moore

Gleeson Cox

Jillian Carter

Amy Kaufman

I-BANKERS SECURITIES, INC.

By:
Name:
Title:

António Augusto Gutierrez Sá da Costa

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